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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 2, 1999


                            LIFELINE SYSTEMS, INC.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


  MASSACHUSETTS                      0-13617              04-2537528
---------------------------        -----------        ------------------
(State or other juris-             (Commission        (IRS Employer
diction of incorporation)            File No.)        Identification No.)

111 LAWRENCE STREET, FRAMINGHAM, MA                           02139
-----------------------------------                        ------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (508) 988-1000
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Item 5.   Other Events.
          ------------

     On September 2, 1999, Lifeline Systems, Inc. and Protection One, Inc. announced the mutual termination of the merger agreement and the related stock option agreement between the two companies.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits

          99.1 Press Release dated September 2, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 1999                   LIFELINE SYSTEMS, INC.
                                        ----------------------------
                                                (Registrant)



                                        By: /s/ Ronald Feinstein
                                            --------------------------
                                        Ronald Feinstein
                                        Title: Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit        Description
-------        -----------

99.1           Press Release dated September 2, 1999.

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